Exhibit 10.2

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 15, 2008, by and among Multimedia Games, Inc., a Texas corporation (the “Company”), and Anthony Sanfilippo (“Executive”).

WHEREAS, the Company desires to issue and sell to Executive, and Executive desires to purchase from the Company, 250,000 shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recital and the mutual promises set forth in this Agreement, the parties agree as follows:

1. Sale of Common Stock. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth in this Agreement, the Company agrees to issue, sell, and deliver to Executive and Executive agrees to purchase from the Company, 250,000 shares of Common Stock for a purchase price per share of $4.68, such price per share being the fair value of each such share, as reflected in the Stock Option Agreement between the Company and Executive of even date herewith.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to Executive that the statements in the following subsections of this Section 2 are all true and complete as of the date hereof.

2.1 Organization and Standing. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Texas. The Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement.

2.2 Issuance of Shares. The issuance, sale and delivery of the Common Stock have been duly authorized by all necessary corporate action on the part of the Company, and the Common Stock, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and non-assessable.

2.3 Authority for Agreement. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

2.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, the offer, issue, sale and delivery of the Common Stock, as contemplated by this Agreement, except if required, qualifications or filings under the Securities Act of 1933, as amended (the “Securities Act”), and other applicable state securities laws which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law. Assuming the accuracy of the representations and warranties made by Executive in Section 3 of this Agreement, the offer and sale of the Common Stock to Executive will be in compliance with applicable Federal and state securities laws.

3. Representations and Warranties of Executive. Executive hereby represents and warrants to the Company as follows:

3.1 Investment. Executive is acquiring the Common Stock for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, Executive has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

3.2 Authority. Executive has full power and authority to enter into and to perform this Agreement in accordance with their terms and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Executive and constitutes a valid and binding obligation of Executive enforceable in accordance with their respective terms. To the best of Executive’s knowledge, the execution and performance of the transactions contemplated by this Agreement and compliance with their provisions by Executive will not violate any provision of law applicable to Executive.

3.3 Accredited Investor. Executive is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.

4. Legends. All certificates representing any shares of Common Stock subject to the provisions of this Agreement shall have endorsed thereon the following legend:

4.1 “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

4.2 Any legend required to be placed thereon under applicable state securities laws.

5. General Provisions.

5.1 Survival of Representations and Warranties. The representations, warranties, and covenants of the Executive contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter of such representations and warranties made by or on behalf of Executive, or his counsel, as the case may be.

5.2 Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement.

5.3 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas as to matters within the scope thereof, and as to all other matters shall be governed by and construed exclusively in accordance with the internal laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas, excluding that body of law relating to conflict of laws.

5.5 Counterparts. This Agreement may be executed in two or more counterparts (including, without limitation, facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5.6 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid to the addresses set forth on the signature pages hereto. Notices provided in accordance with this Section 5.6 shall be deemed delivered upon personal delivery or three business days after deposit in the mail.

5.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

5.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter of this Agreement.

5.9 Further Assurances. From and after the date of this Agreement, upon the request of Executive or the Company, the Company and Executive shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

5.10 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to Executive, upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of Executive nor shall it be construed to be a waiver of any such breach or default, or an acquiescence in such breach or default, or of any similar breach or default occurring after such breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after such breach or default. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

Signature Page Follows.

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

MULTIMEDIA GAMES, INC.

By:	/s/ Michael J. Maples, Sr.
Michael J. Maples, Sr.
Chairman

206 Wild Basin Road South, Bldg B, Suite 400
Austin, Texas 78746

EXECUTIVE:

By:	/s/ Anthony Sanfilippo
Anthony Sanfilippo

c/o Multimedia Games, Inc.
206 Wild Basin Road South, Bldg B, Suite 400
Austin, Texas 78746

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]